SPECIMEN ORDINARY SHARE CERTIFICATE

NUMBER	SHARES

OS - _________

S.E. ASIA EMERGING MARKET CO., LTD

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

ORDINARY SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT	CINS [ ]

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NO PAR VALUE

S.E. ASIA EMERGING MARKET CO., LTD

transferable on the books of  S.E. ASIA EMERGING MARKET CO., LTD (the “Company”) in person or by duly authorized attorney upon surrender of this certificate properly endorsed. In the event that the Company does not consummate a Business Combination by [●] [24 MONTHS FROM THE DATE OF THE FINAL PROSPECTUS RELATING TO THE COMPANY’S INITIAL PUBLIC OFFERING], the Company is required to liquidate the trust account into which a substantial amount of the net proceeds of the Company’s initial public offering were placed, and the holder(s) of this certificate for ordinary shares (“Ordinary Shares”) shall be entitled to receive a pro-rata portion of funds from such trust account. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

S.E. ASIA EMERGING MARKET CO., LTD

BRITISH VIRGIN ISLANDS
SEAL
2010

AUTHORIZED OFFICER

(Signature)
CHIEF EXECUTIVE OFFICER

(Seal)

(Signature)
SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY:

(Reverse of Certificate)

S.E. ASIA EMERGING MARKET CO., LTD

The Company will furnish without charge to each shareholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of shares or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum and Articles of Association of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of securities (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ......................... Custodian ..........................
                                                    (Cust)                                        (Minor)
under Uniform Gifts to Minors
Act ...............................................................
                                                    (State)

Additional abbreviations may also be used though not in the above list.

For value received                                                                                       , hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(S)

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF ASSIGNEE(S))

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitutes and appoints

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder(s) of this certificate shall be entitled to receive a pro-rata portion of funds from the trust account only in the event that the Company liquidates the trust account because it does not consummate a Business Combination by [●] [24 MONTHS FROM THE DATE OF THE FINAL PROSPECTUS RELATING TO THE COMPANY’S INITIAL PUBLIC OFFERING]. In no other circumstances shall the holder(s) have any right or interest of any kind in or to the trust account.